UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                        FIRST MIDWEST FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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          was paid  previously.  Identify  the previous  filing by  registration
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



                   [FIRST MIDWEST FINANCIAL, INC. LETTERHEAD]


                                                               December 17, 2003


Dear Fellow Shareholders:

     On behalf of the Board of Directors and management of First Midwest Financial, Inc., we cordially invite you to attend our Annual Meeting of shareholders. The meeting will be held at 1:00 p.m. local time on Monday, January 26, 2004, at our main office located at Fifth at Erie, Storm Lake, Iowa.

     The attached Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our Annual Report to Shareholders. At the meeting, we will report on First Midwest Financial's operations and outlook for the year ahead.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting. Regardless of the number of shares you own, your vote is very important. Please act today.

     Your Board of Directors and management are committed to the continued success of First Midwest Financial and the enhancement of your investment. As Chairman of the Board and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                                       Very truly yours,

                                                       /s/ James S. Haahr
                                                       -------------------------
                                                       JAMES S. HAAHR
                                                       Chairman of the Board and
                                                       Chief Executive Officer

                          FIRST MIDWEST FINANCIAL, INC.
                                  Fifth at Erie
                             Storm Lake, Iowa 50588
                                 (712) 732-4117

               __________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on January 26, 2004
               __________________________________________________

     Notice is hereby given that the Annual Meeting of shareholders of First Midwest Financial, Inc. will be held at our main office located at Fifth at Erie, Storm Lake, Iowa, on Monday, January 26, 2004, at 1:00 p.m. local time. At the Annual Meeting, shareholders will be asked to consider and vote on the following:

     o    Election of three (3) directors, each for a term of three (3) years.

     Your Board of Directors recommends that you vote "FOR" the election of each of the director nominees.

     Shareholders also will transact any other business that may properly come before the Annual Meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the meeting.

     The record date for the Annual Meeting is December 1, 2003. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

     A proxy card and proxy statement for the Annual Meeting are enclosed. Whether or not you plan to attend the Annual Meeting, please take the time to vote now by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. Your proxy will not be used if you attend and vote at the Annual Meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

         Thank you for your continued interest and support.

                                             By Order of the Board of Directors


                                             /s/ James S. Haahr
                                             -----------------------------------
                                             JAMES S. HAAHR
                                             Chairman of the Board and
                                             Chief Executive Officer
Storm Lake, Iowa
December 17, 2003

================================================================================
Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the Annual Meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.
================================================================================

                          FIRST MIDWEST FINANCIAL, INC.
                                  Fifth at Erie
                             Storm Lake, Iowa 50588
                                 (712) 732-4117

                           __________________________

                                 PROXY STATEMENT
                           __________________________

                         ANNUAL MEETING OF SHAREHOLDERS
                           To be held January 26, 2004


                                  INTRODUCTION

     Our Board of Directors is using this proxy statement to solicit proxies from the holders of First Midwest Financial, Inc. ("First Midwest" or "Company") common stock for use at First Midwest's Annual Meeting of shareholders ("Annual Meeting"). We are mailing this proxy statement and the enclosed form of proxy to our shareholders on or about December 17, 2003.

     Certain information provided herein relates to First Federal Savings Bank of the Midwest and Security State Bank, both of which are wholly owned subsidiaries of First Midwest. First Federal Savings Bank of the Midwest and Security State Bank are sometimes referred to in this proxy statement as "First Federal" and "Security State," respectively. First Federal and Security State are collectively referred to in this proxy statement as the "Banks."


                      INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting; Matters to be Considered at the Annual Meeting

     Time and Place of the Annual Meeting. Our Annual Meeting will be held as follows:

     Date: January 26, 2004
     Time: 1:00 p.m., local time
     Place: First Federal Savings Bank of the Midwest
            Fifth at Erie
            Storm Lake, Iowa

     Matters to be Considered at the Annual Meeting. At the Annual Meeting, shareholders of First Midwest are being asked to consider and vote upon the election of three directors, each for a three-year term. The shareholders also will transact any other business that may properly come before the Annual Meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the Annual Meeting other than the matters described in this proxy statement.

Voting Rights; Vote Required

     Voting Rights of Shareholders. December 1, 2003 is the record date for the Annual Meeting. Only shareholders of record of First Midwest common stock as of the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting. You are entitled to one vote for each share of First Midwest common stock you own. On December 1, 2003, 2,505,617 shares of First Midwest common stock were outstanding and entitled to vote at the Annual Meeting.

     ESOP Shares. We maintain the First Midwest Employee Stock Ownership Plan ("ESOP"), which owns approximately 11.03 percent of the First Midwest common stock outstanding. Employees of First Midwest and the Banks participate in the ESOP. Each ESOP participant is entitled to instruct the trustee of the ESOP how to vote such participant's shares of First Midwest common stock allocated to his or her ESOP account. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote such participant's shares in accordance with the participant's instructions. Where properly executed voting instruction cards are returned to the ESOP trustee with no specific instruction as how to vote at the Annual Meeting, the trustee may vote such shares in its discretion. In the event the ESOP participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to the participant's ESOP account, the ESOP trustee may vote such shares in its discretion. The ESOP trustee will vote the shares of First Midwest common stock held in the ESOP but not allocated to any participant's account in the manner directed by the majority of the participants who directed the trustee as to the manner of voting their allocated shares.

     Shares held by a Broker. If you are the beneficial owner of shares held by a broker in "street name," your broker, as the record holder of the shares, will vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." The election of directors is expected to be considered a "discretionary" item, in which case your broker may vote your shares without instructions from you.

     Votes Required for Election of Directors and a Quorum. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting by holders of First Midwest common stock. This means that the three director nominees with the most affirmative votes will be elected to fill the three available seats. Shares that are represented by proxy which are marked
"vote withheld" for the election of one or more director nominees and broker non-votes will have no effect on the vote for the election of directors, although they will be counted for purposes of determining whether there is a quorum. A quorum is necessary in order for us to conduct the Annual Meeting, and if one-third of all the shares entitled to vote are in attendance at the meeting, either in person or by proxy, then the quorum requirement is met.

     If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. As of the date of this Proxy Statement, we are not aware of any reason that a director nominee would be unable to stand for election.

     Your Board of Directors unanimously recommends that you vote "FOR" each of the director nominees set forth in this proxy statement.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

     Voting of Proxies. You may vote in person at the Annual Meeting or by proxy. To ensure your representation at the Annual Meeting, we recommend that you vote now by proxy even if you plan to attend the Annual Meeting. You may change your vote by attending and voting at the Annual Meeting or by submitting another proxy with a later date. See "-Revocability of Proxies" below.

     Voting instructions are included on your proxy card. Shares of First Midwest common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the shareholder's instructions. Where properly executed proxies are returned to First Midwest with no specific instruction as how to vote at the Annual Meeting, the persons named in the proxy will vote the shares "FOR" the election of each of the director nominees.

     The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Annual Meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the Annual Meeting other than those described in the Notice of Annual Meeting of Shareholders accompanying this document.

     You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you would receive three separate proxy cards to vote.

     Revocability of Proxies. You may revoke your proxy before it is voted by:

     o    submitting a new proxy with a later date,

     o notifying the Corporate Secretary of First Midwest in writing before the Annual Meeting that you have revoked your proxy, or

     o    voting in person at the Annual Meeting.

     If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an authorization letter from the broker, bank or nominee indicating that you were the beneficial owner of First Midwest common stock on December 1, 2003, the record date for voting at the Annual Meeting, if you wish to vote in person.

     Proxy Solicitation Costs. We will pay our own costs of soliciting proxies. In addition to this mailing, First Midwest's directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers, banks and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

                                 STOCK OWNERSHIP

     The following table presents information regarding the beneficial ownership of First Midwest common stock as of December 1, 2003, by:

     o those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of our outstanding common stock;

     o    each director and director nominee of First Midwest;

     o    each  executive   officer  of  First  Midwest  named  in  the  Summary
          Compensation Table appearing under "Executive Compensation" below; and

     o all of the executive officers and directors of First Midwest as a group.

     The persons named in the table below have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after December 1, 2003 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.


                                                                      Shares Beneficially
                            Beneficial Owners                              Owned (1)        Percent of Class
-----------------------------------------------------------------    --------------------  ------------------
  Tontine Financial Partners, L.P.                                       201,000                 8.02%

  First Midwest Financial, Inc. Employee Stock Ownership Plan(2)         276,260                11.03

  E. Wayne Cooley, Director(3)                                            75,970                 3.03

  E. Thurman Gaskill, Director(4)                                         50,014                 2.00

  James S. Haahr, Chairman of the Board and CEO(5)                       325,822                12.71

  J. Tyler Haahr, Director, President and COO(5) (6)                     132,124                 5.13

  G. Mark Mickelson, Director                                                640                  *

  Rodney G. Muilenburg, Director(7)                                      109,051                 4.35

  Jeanne Partlow, Director                                                 3,978                  *

  Donald J. Winchell, Senior Vice President, Secretary, Treasurer        124,846                 4.98
  and CFO(8)

  John Thune, Director                                                       100                  *

  Directors and executive officers of First Midwest                      822,545                31.22
  and the Banks as a group (8 persons)(9)

------------------
*    Indicates less than 1%.

(1) Included in the shares beneficially owned by the named individuals are options to purchase shares of First Midwest common stock exercisable within 60 days of December 1, 2003, as follows: Mr. James S. Haahr - 57,532 shares and Mr. J. Tyler Haahr - 71,114 shares.
(2) Represents shares held by the ESOP, 252,448 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of common stock allocated to his or her account under the ESOP. West Des Moines State Bank, West Des Moines, Iowa, as the ESOP trustee, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.
(3)  Includes 5,100 shares as to which Mr. Cooley has reported shared ownership.
(4) Includes 49,114 shares as to which Mr. Gaskill has reported shared ownership.
(5)  Mr. James S. Haahr is the father of Mr. J. Tyler Haahr.
(6) Includes 33,032 shares as to which Mr. J. Tyler Haahr has reported shared ownership.
(7) Includes 44,144 shares as to which Mr. Muilenburg has reported shared ownership.

(8) Includes 39,500 shares as to which Mr. Winchell has reported shared ownership.
(9) Includes shares held directly, as well as, jointly with family members or held by trusts, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. Included in the shares reported as beneficially owned by all directors and executive officers are options to purchase 128,646 shares of First Midwest common stock exercisable within 60 days of December 1, 2003.

                              ELECTION OF DIRECTORS

     Our Board of Directors currently consists of eight members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. All of our director nominees currently serve as First Midwest directors.

     The table below sets forth information regarding our Board of Directors, including their age, position with First Midwest and term of office. If any director nominee is unable to serve before the election, your proxy authorizes a vote for a replacement nominee if our Board of Directors names one. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.


                                                                     Director    Term to
        Name           Age    Position(s) Held in First Midwest      Since (1)    Expire
--------------------  -----  ------------------------------------   ----------  ---------
                                           Nominees
                                           --------
E. Wayne Cooley         81   Director                                  1985        2007
J. Tyler Haahr(2)       40   Director, President and COO               1992        2007
John Thune              42   Director                                  2003        2007

                                   Directors Remaining in Office
                                   -----------------------------

E. Thurman Gaskill      68   Director                                   1982       2005
Rodney G. Muilenburg    59   Director                                   1989       2005
James S. Haahr(2)       64   Chairman of the Board and CEO              1962       2006
G. Mark Mickelson       37   Director                                   1997       2006
Jeanne Partlow          70   Director                                   1996       2006


----------------------
(1)  Includes service as a director of First Federal.
(2)  James S. Haahr is the father of J. Tyler Haahr.

     The principal occupation of each director of First Midwest and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

     E. Wayne Cooley - Dr. Cooley is Consultant Emeritus of the Iowa Girls' High School Athletic Union in Des Moines, Iowa. He is Executive Vice President of the Iowa High School Speech Association, a member of the Buena Vista University Board of Trustees, a member of the Drake Relays Executive Committee, and on the Board of Directors of the Women's College Basketball Association Hall of Fame. Dr. Cooley has served as Chairman of the Iowa Heart Association and as Vice Chairman of the Iowa Games. He is a 1943 graduate of Buena Vista College in Storm Lake, Iowa, and holds honorary doctorate degrees from Buena Vista University in Storm Lake, Iowa and Morningside College in Sioux City, Iowa.

     J. Tyler Haahr - Mr. Haahr is President and Chief Operating Officer for First Midwest Financial, Inc.; President and Chief Operating Officer for First Federal Savings Bank of the Midwest; Chief Executive Officer of Security State Bank; Vice President and Secretary of First Services Financial Limited; and President of First Services Trust Company. Mr. Haahr has been employed by First Midwest and its affiliates since March 1997. He was previously a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona. Mr. Haahr received his B.S. degree with honors at the University of South Dakota in Vermillion, South Dakota. He graduated with honors from the Georgetown University Law Center, Washington, D.C.

     John Thune - Mr. Thune received his Master's Degree in Business Administration from the University of South Dakota in 1984. He then worked in Washington, DC as a legislative assistant for U.S. Senator Jim Abdnor of South Dakota. From there, he was appointed by President Ronald Reagan to serve at the Small Business Administration. In 1989, Mr. Thune returned to South Dakota to serve as Executive Director of the state's Republican Party. In 1991, Governor George S. Mickelson appointed John as State Railroad Director. He held this post until 1993, when he accepted the position as Executive Director of the South Dakota Municipal League. In 1996, Mr. Thune sought and won his first term as South Dakota's lone Representative to the U.S. House. He was reelected in 1998 and 2000. He served on the Agriculture, Transportation and Infrastructure, and Small Business Committees.

     E. Thurman Gaskill - Mr. Gaskill has owned and operated a grain farming operation located near Corwith, Iowa, since 1958. He has served as a commissioner with the Iowa Department of Economic Development and also as a commissioner with the Iowa Department of Natural Resources. Mr. Gaskill is the past president of Iowa Corn Growers Association, past chairman of the United States Feed Grains Council, and has served in numerous other agriculture positions. He was re-elected to the Iowa State Senate in 2000 and represents District 6. He serves as Chairman of the Senate Agricultural Committee and as Assistant Majority Leader of the Iowa Senate.

     Rodney G. Muilenburg - Mr. Muilenburg is a retired dairy specialist with Purina Mills, Inc. He is currently a Consultant for TransOva Genetics Dairy Division. Mr. Muilenburg received a B.A. degree in Biological Science from Northwestern College, Orange City, Iowa; M.A. degree in secondary school education from Mankato State University, Mankato, Minnesota; and a Specialist Degree in secondary school administration from Mankato State University, Mankato, Minnesota.

     James S. Haahr - Mr. Haahr is the Chairman of the Board and Chief Executive Officer for First Midwest Financial, Inc., a position he has held since June 1993. Mr. Haahr is also Chairman of the Board and Chief Executive Officer of First Federal Savings Bank of the Midwest. Mr. Haahr serves as Chairman of the Board of Security State Bank. Mr. Haahr has served in various capacities since beginning his career with First Federal in 1961. He is Chairman of the Board of Trustees and former Chairman of the Investment Committee of Buena Vista University. He is a former member of the Savings Association Insurance Fund Industry Advisory Committee at FDIC, and past member of the Legislative Committee of Iowa Bankers Association. Mr. Haahr is former Vice Chairman of the Board of Directors of the Federal Home Loan Bank of Des Moines, former Chairman of the Iowa League of Savings Institutions, a former member of the Board of Directors of America's Community Bankers and a former director of the U.S. League of Savings Institutions. Mr. Haahr received his B.S. degree from Buena Vista College in Storm Lake, Iowa.

     G. Mark Mickelson - Mr. Mickelson is Vice President of Operations for Blue Dot Services, Inc., a subsidiary of Northwestern Corporation and was previously a principal with Northwestern Growth Corporation. Previously, Mr. Mickelson was employed as an executive officer of Hegg Companies in Sioux Falls, South Dakota. Mr. Mickelson received his undergraduate degree in Business Administration from the University of South Dakota in Vermillion, South Dakota. He graduated with high honors from Harvard Law School and is an inactive member of the South Dakota Bar Association and a Certified Public Accountant.

     Jeanne Partlow - Mrs. Partlow retired in June 1998 as President of the Iowa Savings Bank Division of First Federal, located in Des Moines, Iowa. She was President, Chief Executive Officer and Chairman of the Board of Iowa Savings Bank, F.S.B., from 1987 until the end of December 1995, when Iowa Savings Bank was acquired by and became a division of First Federal Savings Bank of the Midwest. Mrs. Partlow is a past member of the Board of Directors of the Federal Home Loan Bank of Des Moines with over 30 years of bank management experience.


                             MEETINGS AND COMMITTEES

Meetings

     Meetings of the Board of Directors are generally held on a monthly basis. The Board of Directors conducted 12 regular meetings during fiscal 2003. Each director attended at least 75% of the Board meetings and any committees on which he or she served.

Committees

     The  Board  of  Directors  of  First   Midwest  has  an  Audit   Committee,
Compensation Committee and a Stock Option Committee. Our entire Board serves as the Nominating Committee.

     Audit Committee       Compensation Committee    Stock Option Committee
     ---------------       ----------------------    ----------------------

     E. Wayne Cooley       E. Wayne Cooley           E. Thurman Gaskill
     G. Mark Mickelson     E. Thurman Gaskill        Rodney G. Muilenburg
     Jeanne Partlow        Rodney G. Muilenburg      John Thune
     John Thune            Jeanne Partlow

     The Audit Committee met three times during fiscal 2003. The functions of the Audit Committee are as follows:

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and regulatory compliance;

     o Monitor the independence and performance of the Company's independent auditors and internal auditing department; and

     o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Compensation Committee met once during fiscal 2003. The functions of the Compensation Committee are as follows:

     o Make salary and bonus recommendations, administer our restricted stock plan, and determine terms and conditions of employment of the officers of First Midwest;

     o Oversee the administration of our employee benefit plans covering employees generally; and

     o Make recommendations to the Board of Directors with respect to our compensation policies.

     The Stock Option Committee met twice during fiscal 2003. The functions of the Stock Option Committee are as follows:

     o    Administer our stock incentive plans; and

     o Make recommendations to the Board of Directors with respect to our stock compensation policies.

     The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the By-laws of First Midwest. Pursuant to the By-laws, nominations by shareholders must be delivered in writing to the Secretary of First Midwest at least 30 days prior to the date of the Annual Meeting; provided, however, that in the event that less than 40 days' notice or prior disclosure of the date of the Annual Meeting is given or made to shareholders, to be timely, notice by the shareholder must be received at the executive offices of First Midwest not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure thereof was made.

Audit Committee Matters

     The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent First Midwest Financial, Inc. specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

     Audit Committee Report. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2003:

     o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2003 audited financial statements;

     o The Audit Committee has discussed with the Company's independent auditors (McGladrey & Pullen, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees";

     o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

     o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2003 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2003.

     Submitted by the Audit Committee of the Company's Board of Directors:

     E. Wayne Cooley       G. Mark Mickelson         Jeanne Partlow John Thune

     Audit Committee Member Independence and Audit Committee Charter. Each member of the First Midwest Audit Committee is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market. The Company's Board of Directors has adopted a written audit committee charter, which is attached to this proxy statement as Appendix A.

     In accordance with SEC rules related to auditor independence, the table below shows fees for audit services rendered by McGladrey & Pullen, LLP and fees for other services rendered by McGladrey & Pullen, LLP or its associated entity, RSM McGladrey, Inc., to the Company and its affiliates during the fiscal year 2003.

     Audit fees........................................................$  83,000
     Audit related fees................................................$   7,000
     Tax fees..........................................................$   9,000
     Other fees........................................................$     --


                            COMPENSATION OF DIRECTORS


     During the fiscal year ended September 30, 2003, all directors of First Midwest received an annual retainer of $5,000. For fiscal 2003, non-employee directors of First Federal were paid an annual retainer of $6,000 and non-employee directors of Security State were not paid an annual retainer. Directors of First Midwest do not receive any additional fees for attending board or committee meetings. Each of the directors of First Midwest also serves as a director for each of the Banks. Board members who are employees of the Banks do not receive a fee for their service on the Banks' Boards, or their respective committees. Non-employee directors of First Federal receive $750 for each meeting of the board attended and $200 for each board committee meeting attended. Non-employee directors of Security State receive $400 for each meeting of the board attended and $100 for each board committee meeting attended.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth summary information concerning compensation awarded to, earned by or paid to First Midwest's chief executive officer and its other executive officers, whose total salary and bonus exceeded $100,000, for services rendered in all capacities during the fiscal years ended September 30, 2003, 2002 and 2001. Each of these officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC. We will use the term "named executive officers" from time to time in this proxy statement to refer to the officers listed in the table below.



                                                                      Long Term
                                                                    Compensation
                                           Annual Compensation         Awards
                                           -------------------      ------=------
                                            Salary        Bonus     Options/SARs     All Other
 Name and Principal Position        Year     ($)           ($)          (#)         Compensation ($)
---------------------------         ----   ----------   ---------   ------------    ----------------
James S. Haahr                      2003  $257,000(1)   $95,000       7,500          $50,655(3)
 Chairman of the Board and CEO      2002   239,000(1)    66,120       5,220           50,052
                                    2001   207,000(1)    58,000       5,250           41,482

J. Tyler Haahr                      2003  $250,000(2)   $91,000       7,350          $47,812(3)
  President and COO                 2002   237,000(2)    66,120       5,220           47,675
                                    2001   221,000(2)    62,640       5,670           44,483

Donald J. Winchell                  2003  $152,000      $55,000       4,560          $29,668(3)
 Senior Vice President, Secretary,  2002   145,500       41,468       3,274           31,030
  Treasurer and CFO                 2001   142,500       34,200       3,099           28,972


----------------------

(1)  Includes  $2,000  of  deferred  compensation,   pursuant  to  the  deferred
     compensation agreement entered into in 1980 between Mr. James S. Haahr and First Federal, and $5,000 for service as a director of First Midwest.

(2) Includes $5,000 paid to Mr. J. Tyler Haahr for service as a director of First Midwest.

(3) Represents the value as of September 30, 2003 of allocations under the ESOP, contributions under the First Federal Profit Sharing Plan, payments under the First Federal Benefit Equalization Plan and term life insurance premiums paid to or on behalf of the named executive officers, as follows:
     Mr. James S. Haahr - $12,696,  $15,582,  $20,444 and $1,933,  respectively;
     Mr. J. Tyler Haahr - $12,696, $15,582, $19,179 and $355, respectively;  and
     Mr. Winchell - $12,696, $15,582, $1,017 and $373, respectively.

Option Grants in Last Fiscal Year

     The following table sets forth information regarding grants of stock options under our stock option and incentive plans made during the fiscal year ended September 30, 2003 to the named executive officers. The amounts shown for each named executive officer as potential realizable values are based on assumed annualized rates of stock price appreciation of five percent and ten percent over the full ten-year term of the options, which would result in stock prices of approximately $35.45 and $56.45, respectively, for options with an exercise price of $21.765. No gain to the optionees is possible without an increase in stock price, which benefits all stockholders proportionately. Actual gains, if any, on option exercise and common stock holdings depend upon the future performance of First Midwest common stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.



                                                                                  Potential Realizable
                                                                                Value at Assumed Annual
                                                                                     Rates of Stock
                                                                                Appreciation for Option
                                    Individual Grants                                     Terms
                      -------------------------------------------------------   -----------------------
                          Number of     % of Total
                         Securities     Options         Exercise
                         Underlying     Granted to      or Base
                       Options Granted  Employees in    Price      Expiration      5%            10%
    Name                    (#)         Fiscal Year    ($/Sh)        Date          ($)           ($)
-------------------   ----------------  --------------  ---------  ----------   --------     ----------
James S. Haahr            7,500           20.4%         $21.765     9/30/13     $102,638     $260,138

J. Tyler Haahr            7,350           20.0           21.765     9/30/13      100,585      254,935

Donald J. Winchell        4,560           12.4           21.765     9/30/13       62,404      158,164



     The option exercise price of the options granted to the named executive officers shown above was the fair market value of First Midwest's common stock on the date of grant. These options vested as of the date of grant. The options may not be transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee or his legal representative upon the optionee's death.


Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

     The following table summarizes for each of the named executive officers certain information relating to stock options exercised by them during the fiscal year ended September 30, 2003. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on September 30, 2003, which was $21.765 per share. These values, unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of First Midwest common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested.

                                                                              Value of Unexercised
                                               Number of Unexercised          In-the-Money Options
                                               Options at FY-End (#)              at FY-End
                          Shares             --------------------------   --------------------------
                         Acquired
                            on      Value
        Name             Exercise  Realized  Exercisable  Unexercisable   Exercisable  Unexercisable
                            (#)       ($)        (#)          (#)             ($)           ($)
-------------------   -----------  --------  -----------  -------------   -----------  -------------
James S. Haahr              --        --       57,532          --           $347,827        --

J. Tyler Haahr              --        --       71,114          --            364,265        --

Donald J. Winchell          --        --       31,796          --            169,328        --



Employment Agreements

     First Federal has an employment agreement with each of the named executive officers. The employment agreements are designed to assist First Midwest and the Banks in maintaining a stable and competent management team. The continued success of First Midwest and the Banks depends, to a significant degree, on the skills and competence of their officers. Each employment agreement provides for annual base salary in an amount not less than the employee's current salary and a term of three years. Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of First Federal. The agreements terminate upon such named executive officer's death, for cause, in certain events specified by Office of Thrift Supervision regulations, or by such named executive officer upon 90 days notice to First Federal. For the year ended September 30, 2003, the disinterested members of First Federal's Board of Directors authorized one year extensions of the named executive officers' employment agreements.

     Each employment agreement provides for payment to the named executive officer of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of First Midwest or First Federal where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the named executive officer deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a "change in control", and may not exceed three times the named executive officer's average annual compensation over the most recent five year period or be non-deductible by First Federal for federal income tax purposes. For the purposes of the employment agreements, a change in control is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or ss. 574.4, respectively. These events are generally triggered prior to the acquisition or control of 10% of First Midwest's common stock. Each agreement also guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

     Based on their current salaries,  if employment of Messrs.  James S. Haahr,
J. Tyler Haahr and Winchell had been terminated as of September 30, 2003, under circumstances entitling them to termination payments as described above, they would have been entitled to receive lump sum cash payments of approximately $989,000, $1,067,000 and $633,000, respectively.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Compensation of the executive officers of First Midwest and the Banks is currently determined by the Compensation Committee of First Federal and the Stock Option Committee of First Midwest. Directors Cooley, Gaskill, Muilenburg and Partlow, each of whom are non-employee directors, are the current members of the Compensation Committee. Directors Gaskill, Muilenburg and Thune, each of whom are non-employee directors, are the current members of the Stock Option Committee. All decisions by the First Federal Compensation Committee relating to the cash compensation of executive officers are reviewed by the full Board of First Federal, except that Board members who are also executive officers do not participate in deliberations regarding their own compensation. See "Compensation Committee Report" below.

                          COMPENSATION COMMITTEE REPORT

     First Midwest has not paid any cash compensation to its executive officers since its formation. All executive officers of First Midwest also currently hold positions with First Federal and receive cash compensation from First Federal. The function of administering the executive compensation policies of First Federal is currently performed by the Compensation Committee of the Board of Directors of First Federal, consisting of Directors Cooley, Gaskill, Muilenburg and Partlow. All decisions by the First Federal Compensation Committee relating to the cash compensation of First Federal's executive officers are reviewed by the full Board of First Federal, except that Board members who are also executive officers do not participate in deliberations regarding their respective compensation.

     Stock option awards granted under First Midwest's stock option and incentive plans are made solely by the First Midwest Stock Option Committee.

Overview and Philosophy

     The First Federal Compensation Committee has developed and implemented an executive compensation program that is based on guiding principles designed to align executive compensation with the values and objectives, business strategy, management initiatives, and the business and financial performance of First Midwest and the Banks. In applying these principals, the First Federal Compensation Committee has established a program to:

     o Support a performance-oriented environment that rewards performance not only with respect to our goals, but also our performance as compared to that of industry performance levels;

     o    Attract and retain key executives critical to our long-term success;

     o    Integrate  compensation  programs  with both First  Midwest's  and the
          Banks'   annual  and  long-term   strategic   planning  and  measuring
          processes; and

     o    Reward   executives  for  long-term   strategic   management  and  the
          enhancement of shareholder value.

     Furthermore, in making compensation decisions, the First Federal Compensation Committee focuses on the individual contributions of our executive officers. The First Federal Compensation Committee uses its discretion to set executive compensation where, in its judgment, external, internal or an individual's circumstances warrant it. The First Federal Compensation Committee also periodically reviews, both internally and through independent consultants, the compensation policies of other similarly situated companies, as set forth in various industry publications, to determine whether our compensation decisions are competitive within our industry.

Executive Officer Compensation Program

     The executive officer compensation program is comprised of base salary, annual incentive bonuses, long-term incentive compensation in the form of stock options and restricted stock awards, and various benefits, including medical and retirement plans generally available to employees of the Banks.

     Base Salary.  Base salary levels for executive  officers are  competitively set relative to other publicly traded banking and thrift companies. In determining base salaries, the First Federal Compensation Committee also takes into account individual experience and performance and specific issues particular to First Midwest and the Banks.

     Annual Incentive Bonuses. A program of annual incentive bonuses has been established for executive officers of First Midwest and the Banks to reward those officers who provide a level of performance warranting recognition in the form of compensation above base salary. Incentive bonuses are awarded based on achievement of individual performance goals and overall performance goals of First Midwest and the Banks, which are established at the beginning of each fiscal year. Awards are determined as a percentage of each executive officer's base salary.

     Stock Benefit Plans. The stock option and incentive plans are our long-term incentive plans for directors, officers and employees. The objective of the program is to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and First Midwest's performance, and to enable executives to develop and maintain a significant, long-term stock ownership position in First Midwest common stock. Awards are made at a level calculated to be competitive with other publicly traded banking and thrift companies.

Chief Executive Officer Compensation

     Mr. James S. Haahr was appointed to the position of President and Chief Executive Officer of First Federal in 1974 and Chairman in 1990, and has also served in such capacities with First Midwest since its incorporation in 1993. Mr. Haahr's fiscal 2003 base salary was $250,000 per year, subject to such adjustments in future years as shall be determined by the First Federal Compensation Committee. Mr. Haahr's base salary for the fiscal year ended September 30, 2002 was $232,000. In reviewing Mr. Haahr's fiscal 2003 base salary, the First Federal Compensation Committee noted the median base salary paid to executive officers in comparable positions was higher than that paid to Mr. Haahr. As such, the First Federal Compensation Committee determined it appropriate to increase Mr. Haahr's base salary for fiscal 2003.

     In reviewing the award of incentive-based compensation to Mr. Haahr for fiscal 2003, the Committee noted increases in net income, earnings per share, return on assets, and return on equity compared to the previous year. Deposit balances grew to an all-time high as a result of internal growth from existing and newly opened offices. Lower costing transaction accounts increased significantly during the year. Loan balances also rose to an all-time high, while the ratio of non-performing loans to total loans at fiscal year end continues to be below state and national averages. As such, the First Federal Compensation Committee and the First Midwest Stock Option Committee determined First Midwest's overall performance warranted the payment of a cash bonus and an award of stock options to Mr. Haahr for fiscal 2003.

     The effect of Section 162(m) of the Internal Revenue Code is to eliminate the deductibility of compensation over one million dollars, with certain exclusions, paid to each of certain highly compensated executive officers of publicly held corporations. Section 162(m) applies to all remuneration, both cash and non-cash, that would otherwise be deductible for tax years beginning on or after January 1, 1994, unless expressly excluded. Because the current compensation of each of our named executive officers is below the $1 million threshold, we have not yet considered our policy regarding this provision.

     The foregoing report is furnished by the members of the Compensation Committee of First Federal and Stock Option Committee of the Board of Directors of First Midwest.


E. Wayne Cooley      E. Thurman Gaskill    Rodney G. Muilenburg     Jeanne Partlow    John Thune


                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The rules and regulations of the SEC require the presentation of a line graph comparing, over a period of five years, the cumulative total shareholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by us. The following graph compares the performance of First Midwest's common stock with the Media General Savings and Loan Index and the Nasdaq Stock Market Index. The comparison assumes $100 was invested on September 30, 1998 in our common stock and in each of the foregoing indices and assumes the reinvestment of all dividends. Historical stock price performance is not necessarily indicative of future stock price performance.



                        [Performance Graph Appears Here]





                 Comparison of Five-year Cumulative Total Return
          (First Midwest, Media General Savings and Loan Index and the
                           Nasdaq Stock Market Index)

                           -----------------------------------------------------
                             1998    1999     2000     2001       2002     2003
                           -----------------------------------------------------
FIRST MIDWEST...........    100.00   76.55    59.95    89.05     97.57    155.44
MG GROUP INDEX..........    100.00   96.18   117.51   156.74    164.48    219.73
NASDAQ MARKET...........    100.00  161.77   221.30    90.67     72.95    111.80

                              CERTAIN TRANSACTIONS

     The Banks have followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. As of September 30, 2003, all loans or extensions of credit to executive officers and directors were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and do not involve more than the normal risk of repayment or present other unfavorable features.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires First Midwest's directors and executive officers, and persons who own more than 10% of a registered class of First Midwest's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of First Midwest common stock and other equity securities of First Midwest generally by the second business day following a transaction. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish First Midwest with copies of all Section 16(a) forms they file.

     To First Midwest's knowledge, based solely on a review of the copies of such reports furnished to First Midwest and written representations that no other reports were required during the fiscal year ended September 30, 2003, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with, except that during the fiscal year ended September 30, 2003, Mr. Gaskill and Mr. Thune each inadvertently failed to timely report one transaction. Each late transaction report was subsequently filed.

                              INDEPENDENT AUDITORS

     The Company's independent auditors are McGladrey & Pullen, LLP, independent certified public accountants. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire.

     The Company's Audit Committee has considered and concluded that the provision of all non-auditing services (and the aggregate fees billed for such services) in the fiscal year ended September 30, 2003 by McGladrey & Pullen, LLP, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

             SHAREHOLDER PROPOSALS FOR THE YEAR 2005 ANNUAL MEETING

     Shareholder proposals to be presented at First Midwest's 2005 Annual Meeting of Shareholders must be received by our Secretary no later than August 17, 2004 to be eligible for inclusion in the First Midwest's proxy statement and form of proxy related to the 2005 Annual Meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities
Exchange Act of 1934, as amended, and as with any shareholder proposal (regardless of whether such proposal is included in First Midwest's proxy materials), First Midwest's certificate of incorporation, by-laws and Delaware law.

     To be considered for presentation at the next Annual Meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company by the Deadline. The "Deadline" means the date that is 30 days prior to the date of the next Annual Meeting; however, in the event that less than 40 days' notice of the date of such meeting is given to stockholders, the "Deadline" means the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. If a stockholder proposal that is received by the Company after the Deadline is raised at the next Annual Meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next Annual Meeting.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                                                      APPENDIX A
                          FIRST MIDWEST FINANCIAL, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


I.  Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and regulatory compliance.

     o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

Audit Committee members shall meet the requirements of the Securities and Exchange Commission and Nasdaq Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare or approve an agenda in advance of each meeting.

The Audit Committee shall provide opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

In addition, the Audit Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III.  Audit Committee Responsibilities and Duties

Review Procedures

     1) Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.
     2) Review the Company's annual audited financial statements prior to filing and recommend to the Board of Directors that such financial statements be included in the Company's annual report on Form 10-K. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.
     3) In consultation with the management, the independent auditors, and the internal auditor, consider the integrity and adequacy of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings as prepared by the independent auditors and the internal auditing department together with management's responses.
     4) Review the Company's quarterly financial statements with management. Review and discuss with the independent auditors any significant changes to the Company's accounting principles and any items required to be communicated in accordance with SAS 61. The Chair of the Audit Committee may represent the entire Audit Committee for purpose of this review.

Independent Auditors

     5) The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.
     6)   The  Audit   Committee  shall  approve  any  audit  services  and  any
          permissible non-audit services prior to the commencement of the services. In making its pre-approval determination, the Audit Committee shall consider whether providing the non-audit services are compatible with maintaining the auditor's independence. The Audit Committee may delegate this authority to a Audit Committee member or members. Any decisions exercised by such member or members shall be reported at the next scheduled Audit Committee meeting.
     7) On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditor's independence. The Audit Committee should review the disclosures from the independent auditors required by Standard No. 1 of the Independence Standards Board.
     8) Review the independent auditor's proposed audit scope for the current year and the audit procedures to be utilized. 9) Review the financial statements contained in the annual report to the shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.
     10) Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.
     11) Consider the independent auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal Audit Department

     12) Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans and staffing for the coming year, and the coordination of such plans with the independent auditors.
     13) Review the appointment, performance, and replacement of the senior internal auditor. 14) Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

Other Audit Committee Responsibilities

     15) Annually, prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.
     16) Review accounting, financial, and internal audit human resources and succession planning within the Company. 17) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.
     18) Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                                                                      APPENDIX B

                                REVOCABLE PROXY
                         FIRST MIDWEST FINANCIAL, INC.
               ANNUAL MEETING OF SHAREHOLDERS - JANUARY 26, 2004

This proxy is being solicited on behalf of the Board of Directors of First Midwest Financial, Inc.

The undersigned hereby appoints the members of the Board of Directors of First Midwest Financial, Inc.,(First Midwest) and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of First Midwest common stock held of record by the undersigned at the close of business on DECEMBER 1, 2003, at the annual meeting of shareholders, and at any and all adjournments or postponements thereof.

                                              WITH-     FOR        ALL
                                              FOR       HOLD      EXCEPT
                                              --------------------------
The election of E. WAYNE COOLEY,              [_]       [_]        [_]
J. TYLER HAAHR and JOHN THUNE  as
directors for terms of three years.


INSTRUCTIONS:  To vote for all  nominees  mark  the box  "For"  with an "X".  To
                           ---
withhold your vote for all nominees mark the box "WITHHOLD" with an "X". To withhold your vote for an individual nominee mark the box "For All Except" with
                          ----------
an "X" and write the name of the nominee(s) on the line provided below for whom you wish to withhold your vote.
--------------------------------------------------------------------------------

The Board of Directors recommends a vote "FOR" the election of the above-named directors.

     The undersigned acknowledges receipt from First Midwest Financial, Inc., prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on January 27, 2003, an Annual Report to Shareholders for the year ended September 30, 2002, and a proxy statement relating to the business to be addressed at the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" the election of each of the directors set forth herein. Should a director nominee be unable to serve as a director, an event that First Midwest does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

                                         Dated
                                             -----------------------------------


PRINTED NAME OF SHAREHOLDER              ---------------------------------------
APPEARS HERE                                    SIGNATURE OF SHAREHOLDER


                                         ---------------------------------------
                                                SIGNATURE OF SHAREHOLDER



Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee,or guardian, please give your full title. If shares are held jointly, each holder should sign.



                              fold and detach here
--------------------------------------------------------------------------------
      PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THE ATTACHED PROXY IN
               THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE


This proxy may be revoked at any time before it is voted by delivering to the Secretary of First Midwest Financial, Inc. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of First Midwest Financial, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.